UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2006


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




        Delaware                      1-6807                     56-0942963

(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)



P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                        28201-1017

(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On December 19, 2006, Family Dollar Stores, Inc. (the "Company"), and its wholly owned subsidiaries, Family Dollar, Inc. ("FDI"), Family Dollar Services, Inc. ("FDS"), Family Dollar Operations, Inc. ("FDO") and Family Dollar Trucking, Inc. ("FDT", and together with FDS and FDO, the "Subsidiary Guarantors") entered into a certain Consent (the "Consent") with Wachovia Bank, National Association, as Administrative Agent ("Administrative Agent"), and a syndicate of lenders (together with the Administrative Agent, the "Lenders") party to that certain Credit Agreement, dated August 24, 2006, between the Company, FDI, and the Lenders (the "Credit Agreement"). Pursuant to the Consent, the Lenders have agreed to extend the delivery date to March 31, 2007, for (i) the audited financial statements for the Company's fiscal year ended August 26, 2006, (ii) the unaudited financial statements for the Company's fiscal quarter ended November 25, 2006, and (iii) the corresponding compliance certificates, and to waive until March 31, 2007, any Defaults or Events of Default that would otherwise occur under the Credit Agreement by the failure of the Company to deliver such information to the Administrative Agent prior to the required delivery dates set forth in the Credit Agreement.

     Also on December 19, 2006, the Company and FDI entered into a letter agreement (the "Letter Agreement') with various institutional accredited investors ("Noteholders") party to that certain Note Purchase Agreement dated September 27, 2005, between the Company, FDI and the Noteholders (the "Note Purchase Agreement"). Pursuant to the Letter Agreement, the Noteholders have agreed to extend the delivery date to March 31, 2007, for (i) the audited financial statements for the Company's fiscal year ended August 26, 2006, (ii) the unaudited financial statements for the Company's fiscal quarter ended November 25, 2006, and (iii) the corresponding compliance certificates, and to waive until March 31, 2007, any Defaults or Events of Default that would otherwise occur under the Note Purchase Agreement by the failure of the Company to deliver such information to any Noteholder prior to the required delivery dates set forth in the Note Purchase Agreement.

     As previously announced, the Company has formed a Special Committee of the Board of Directors to investigate the Company's stock option practices (the "Stock Option Investigation"). Because the Stock Option Investigation is not complete, the Company is unable to complete (i) its audited financial statements (and corresponding compliance certificates under the Credit Agreement and the Note Purchase Agreement) for the fiscal year ended August 26, 2006, and (ii) its unaudited financial statements for the fiscal quarter ended November 25, 2006 (and corresponding compliance certificates under the Credit Agreement and the Note Purchase Agreement).

     The foregoing do not constitute a complete summary of the terms of the Consent or the Letter Agreement, and reference is made to the complete texts of such agreements, which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference. Reference is also made to the underlying Credit Agreement and Note Purchase Agreement, which in the case of the Credit Agreement was filed as Exhibit 10 to the Company's Form 8-K filed with the SEC on August 28, 2006, and in the case of the Note Purchase Agreement, was filed as Exhibit 10.24 to the Company's Form 10-K filed with the SEC on November 7, 2005.

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

Item 2.02. Results of Operations and Financial Condition.

     On December 20, 2006, Family Dollar Stores, Inc. (the "Company") issued a news release (the "News Release") which reported preliminary financial results for the first quarter ended November 25, 2006, and other matters relating to the Company's plans, operations and financial condition.

     The financial results are preliminary due to the Stock Option Investigation. The financial results reported in the News Release do not take into account any adjustments that may be required upon the Company's completion of such review.

     A copy of the News Release is attached hereto as Exhibit 99 and is incorporated herein by reference. The News Release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor subject to the liabilities of such section.


Item 8.01. Other Events.

     On December  19,  2006,  the Company  received  notice that it is a nominal defendant in a shareholder derivative action captioned "Dorothy M. Lee, Derivatively on Behalf of Family Dollar Stores, Inc., Plaintiff v. Howard R. Levine, Leon Levine, R. James Kelly, R. David Alexander, Jr., Charles S. Gibson, Jr., C. Martin Sowers, George R. Mahoney, Jr., Mark R. Bernstein, Sharon Allred Decker, Edward C. Dolby, Glenn A. Eisenberg, James G. Martin, and Dale C. Pond, Defendants, and Family Dollar Stores, Inc., Nominal Defendant" filed in U.S. District Court, Western District of North Carolina, Charlotte Division, (the "Lawsuit"). The Lawsuit asserts claims under Section 14(a) of the Securities Exchange Act of 1934, as well as various common law causes of action, in connection with the alleged backdating of certain stock option grants. As previously announced, the Company's Board of Directors has formed a Special Committee, composed solely of independent directors, to investigate the Company's stock option practices.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
    --------

Exhibit No.                     Document Description
-----------     ----------------------------------------------------------------

   10.1         Consent dated December 19, 2006, between the Company, FDI, the
                Subsidiary Guarantors, the Administrative Agent and the Lenders
   10.2         Letter Agreement dated December 19, 2006 between the Company,
                FDI and various institutional accredited investors
   99           News Release dated December 20, 2006






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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FAMILY DOLLAR STORES, INC.
                                       -----------------------------------------
                                                      (Registrant)



Date: December 22, 2006                By: /s/ R. James Kelly
                                           -------------------------------------
                                           R. James Kelly
                                           President and Chief Operating Officer












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

Exhibit Index


Exhibit No.                     Document Description
-----------     ----------------------------------------------------------------

   10.1         Consent dated December 19, 2006, between the Company, FDI, the
                Subsidiary Guarantors, the Administrative Agent and the Lenders
   10.2         Letter Agreement dated December 19, 2006 between the Company,
                FDI and various institutional accredited investors
   99           News Release dated December 20, 2006









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